UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
____________________

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2025
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PEGASYSTEMS INC.
(Exact name of Registrant as specified in its charter)
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Massachusetts	1-11859	04-2787865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
225 Wyman Street, Waltham, MA 02451
(Address of principal executive offices, including zip code)

(617) 374-9600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PEGA	NASDAQ Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                                Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 3.03. Material Modification to Rights of Security Holders.
(a) The information set forth in Item and 8.01 below is hereby incorporated by reference into this Item 3.03.

Item 8.01. Other Events.
As previously disclosed in the Forms 8-K filed on February 12, 2025 and June 18, 2025 by Pegasystems Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”), on February 12, 2025 the Company’s board of directors approved a two-for-one forward stock split (the “Stock Split”) of the Company’s common stock, par value $0.01 (“Common Stock”), to be effected as a stock dividend, and a proportionate increase in the number of authorized shares of Common Stock from 200,000,000 to 400,000,000 (the “Authorized Share Increase”). The Stock Split and the Authorized Share Increase were subject to shareholder approval of an amendment to the Company’s Restated Articles of Organization (the "Charter Amendment”) and the filing of the Charter Amendment with the Secretary of State of the Commonwealth of Massachusetts. The requisite shareholder approval was obtained on June 17, 2025 and the Charter Amendment was then filed on June 17, 2025.

Accordingly, as previously disclosed in the Form 8-K filed on February 12, 2025 and June 18, 2025 by the Company with the SEC, every one share of Common Stock outstanding on June 10, 2025, the record date for the Stock Split, received one additional share of Common Stock for each share of Common Stock held on the record date. The distribution occurred on June 20, 2025, and the Common Stock began trading on a post-split basis on June 23, 2025.

As a result of the Stock Split, proportionate adjustments have been made to the number of shares of Common Stock issuable under the Company’s equity incentive plans and the number of shares underlying outstanding equity awards, as well as to the exercise price of any outstanding stock options.

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pegasystems Inc.

Dated:	June 23, 2025	By:	/s/ Matthew J. Cushing
Matthew J. Cushing
Senior Vice President, Chief Commercial Officer, General Counsel and Secretary